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                                                                   Exhibit 10.16

                 PRENTISS PROPERTIES ACQUISITION PARTNERS, L.P.

     First Amendment to the Third Amended and Restated Agreement of Limited
          Partnership of Prentiss Properties Acquisition Partners, L.P.

                                    RECITALS

     A. Belair desires to assign and Belport Realty Corporation ("Belport")
                                                                  -------
desires to acquire 120,608 8.30% Series B Preferred Units of the Partnership.

     B. Belmar desires to assign and Belport desires to acquire 429,392 8.30% Series B Preferred Units of the Partnership.

     Pursuant to Article XI of the Third Amended and Restated Agreement of Limited Partnership (the "Agreement") of the Partnership, Prentiss Properties I,
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Inc. as the sole general partner of the Partnership (the "General Partner"),
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desires to amend the Agreement to admit each Assignee as a Substitute Limited
Partner with respect to the Assigned Units; terms being used herein as defined in the Agreement.

     NOW, THEREFORE, the General Partner hereby adopts the following amendment to the Agreement.

     1. Exhibit A to the Agreement is hereby amended and restated in its entirety as set forth on Exhibit A attached hereto.
                         ---------

     2. Notwithstanding anything to the contrary in Section 4.02(d)(viii) or elsewhere in the Agreement, none of the 8.30% Series B Preferred Units so assigned to Belport may be exchanged for Series B Shares prior to January 1, 2010.

     3. Belport accepts and agrees to be bound by the terms and provisions of the Agreement.

                            [Signature Page Follows]

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     IN WITNESS WHEREOF, the General Partner and the Assignee have executed this
     First Amendment as of December    , 2001.
                                    ---

                                      GENERAL PARTNER

                                      PRENTISS PROPERTIES I, INC.


                                      By:   /s/ Michael A. Ernst
                                         ---------------------------------------
                                         Name:   Michael A. Ernst
                                         Title:  Senior Vice President and CFO


                                      ASSIGNEE AND SUBSTITUTE LIMITED
                                      PARTNER:

                                      BELPORT REALTY CORPORATION


                                      By:  /s/ William R. Cross
                                         ---------------------------------------
                                         Name:    William R. Cross
                                         Title:   Vice President